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EXHIBIT 10.20(d)
AMENDMENT NUMBER 3 DATED JANUARY 22, 1999 TO THE MILLENNIUM
CHEMICALS INC. 1996 LONG TERM INCENTIVE PLAN

                             AMENDMENT NUMBER THREE
                                     TO THE
                        ANNUAL PERFORMANCE INCENTIVE PLAN

          WHEREAS,  Millennium  Chemicals  Inc.  (the  "Company")
maintains  the  Millennium   Chemicals  Inc.  Annual  Performance
Incentive Plan, effective as of October 1, 1996 (the "Plan");

          WHEREAS, pursuant to Section 10 of the Plan, the Board of Directors of the Company (the "Board") reserved the right to amend the Plan; and

          WHEREAS, the Board desires to amend the Plan.

          NOW,  THEREFORE,  effective as of January 1, 1999,  the
Plan is amended as follows:

          1. The definition of "Change in Control" in Exhibit A to the Plan is amended by deleting Subsection (iv) of such definition in its entirety and substituting the following in lieu thereof:

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or the closing of the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to one or more Subsidiaries (as defined below) of the Company or to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or disposition. "Subsidiary" shall have the meaning set forth in Section 424 of the Code and the term shall also include any partnership, limited liability company or other business entity if the Company owns, directly or indirectly, securities or other ownership interests representing at least fifty percent (50%) of the ordinary voting power or equity or capital interests of such entity. Notwithstanding any of the foregoing, the formation of Equistar Chemicals, LP ("Equistar") and the contribution of assets by Millennium Petrochemicals Inc. to Equistar on December 1, 1997 shall not constitute a Change in Control, and the sale or disposition of all or any part of the Company's interests in Equistar shall not constitute a Change in Control.

          2. In all other respects, the Plan is hereby ratified and confirmed.

          IN WITNESS WHEREOF, this amendment has been executed this 22nd day of January, 1999.

                              MILLENNIUM CHEMICALS INC.

                              By:________________________
                              George H. Hempstead, III
                              Senior Vice President



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